                                                                     EXHIBIT (p)

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being officers and trustees of each of the Van Kampen Closed End Trusts (individually, a "Trust") as indicated on Exhibit A attached hereto and incorporated by reference, each a Massachusetts business trust except for the Van Kampen Bond Fund and Van Kampen Convertible Securities Fund each being a Delaware business trust (individually, a "Trust"), and being officers and Managing General Partners of the Van Kampen Exchange Fund
(the "Fund") California Limited Partnership, do hereby, in the capacities shown below, appoint Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as agent and attorney-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, a Certificate of Trustees and any corresponding documents with regard to the name changes of each respective Trust and all amendments thereto, upon the advice of counsel, filed by each Trust or the Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.


     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: February 12, 1999

      Signature                                   Title
      ---------                                   -----

/s/ Dennis J. McDonnell
-------------------------      Chairman, Trustee/Managing General Partner
Dennis J. McDonnell                          and President

/s/ John L. Sullivan
------------------------- Vice President, Chief Financial Officer and Treasurer
John L. Sullivan


/s/ David C. Arch
------------------------            Trustee/Managing General Partner
David C. Arch


/s/ Rod Dammeyer
------------------------            Trustee/Managing General Partner
Rod Dammeyer


/s/ Howard J Kerr
------------------------            Trustee/Managing General Partner
Howard J Kerr


/s/ Steven Muller
------------------------            Trustee/Managing General Partner
Steven Muller



/s/ Theodore A. Myers
------------------------            Trustee/Managing General Partner
Theodore A. Myers


/s/ Don G. Powell
------------------------            Trustee/Managing General Partner
Don G. Powell


/s/ Hugo F. Sonnenschein
------------------------            Trustee/Managing General Partner
Hugo F. Sonnenschein


/s/ Wayne W. Whalen
----------------------              Trustee/Managing General Partner
Wayne W. Whalen

                                    SCHEDULE A
                                    ----------
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                       VAN KAMPEN PRIME RATE INCOME TRUST
                      VAN KAMPEN SENIOR FLOATING RATE FUND
                         VAN KAMPEN SENIOR INCOME TRUST
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                              VAN KAMPEN BOND FUND
                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            VAN KAMPEN INCOME TRUST
                            VAN KAMPEN EXCHANGE FUND
                           THE EXPLORER INSTITUTIONAL TRUST